UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2018

MCORPCX, INC.

(Exact name of Registrant as specified in its charter)

California

(State or other jurisdiction of incorporation or organization)

000-54918	26-0030631
(Commission File Number)	(I.R.S. Employer Identification No.)

201 Spear Street, Suite 1100, San Francisco, California 94105

(Address of Office)

(415) 526-2655

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 8.01       Other Events

On May 9, 2018, McorpCX, Inc. (the “Company”) issued a press release describing the Company’s financial results and operational developments during the first quarter ended March 31, 2018. A copy of the press release is included with this Form 8-K as Exhibit 99.1.

ITEM 9.01        Exhibits

            99.1        Press release dated May 9, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCORPCX, INC.

/s/ Michael Hinshaw

Michael Hinshaw

President and Chief Executive Officer

Date: May 9, 2018